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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT




The Board of Directors
FSI International, Inc.:


We consent to the use of our reports incorporated herein by reference.


                                                                  /s/ KPMG LLP




Minneapolis, Minnesota
February 7, 2000